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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 24, 2004

               Date of Earliest Event Reported: September 24, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

           Delaware                          1-12091                               22-3436215
(State or other jurisdiction of                                      (I.R.S. Employer Identification Number)
incorporation or organization)       (Commission File Number)

                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400





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Item 7.01.  Regulation FD Disclosure.

         On September 24, 2004, Millennium Chemicals Inc. ("Millennium") announced in a press release that the registration statements on Form S-4 (File No. 333-106132) and S-3 (File No. 333-113841) of Millennium and Millennium America Inc., a wholly-owned subsidiary of Millennium, have been declared effective by the Staff of the Securities and Exchange Commission. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits.

     Exhibit      Description
     -------      -----------

     99.1         Press Release issued September 24, 2004





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  September 24, 2004             MILLENNIUM CHEMICALS INC.


                                       By: /s/ C. William Carmean
                                       -----------------------------------------
                                       C. William Carmean
                                       Senior Vice President, General Counsel &
                                       Secretary





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                                  EXHIBIT INDEX

     Exhibit      Description
     -------      -----------

     99.1         Press release issued September 24, 2004





                          STATEMENT OF DIFFERENCES

Characters normally expressed as subscript shall be preceded by............ [u]